UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, the Board of Directors (the “Board”) of Lumber Liquidators Holdings, Inc. (the “Company”) increased the size of the Board to nine members and appointed Ashish Parmar, 45, to serve as a Class III director of the Board, effective July 22, 2021. In addition, Mr. Parmar was appointed to serve on the Audit Committee of the Board, effective September 1, 2021. There are no arrangements or understandings between Mr. Parmar and any other person pursuant to which he was selected as a director, and there are no transactions between Mr. Parmar and the Company that would require disclosure under Section 404(a) of Regulation S-K.

Mr. Parmar currently serves as the Senior Vice President & Chief Information Officer of Tapestry, Inc., a New York-based house of modern luxury lifestyle brands. Prior to being promoted to Chief Information Officer in May 2020, Mr. Parmar held various roles at Tapestry, including Senior Vice President, IT – Global Enterprise Solutions from 2017 – 2020; Vice President, IT – Supply Chain, and Enterprise Software Engineering & Architecture from 2016 – 2017; and Vice President, IT – Supply Chain, and Enterprise Software Engineering from 2014 – 2017. Mr. Parmar joined Tapestry in 2010 after serving as Director & Country Head of Information Technology with LF Logistics from 2007 -2010.

Mr. Parmar’s compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors as disclosed in the Company’s Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.

The Company issued a press release on July 23, 2021 announcing the appointment of Mr. Parmar, a copy of which is being furnished as an exhibit to this report and is incorporated by reference into this Item 5.02.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC.
(Registrant)

Date: July 23, 2021	By:	/s/ Alice G. Givens
Alice G. Givens
Chief Legal Officer and Corporate Secretary